UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 30, 2025
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2025, the Federal Home Loan Bank of Des Moines (“Bank”) filed a Form 8-K reporting that the Federal Housing Finance Agency (“FHFA”) had informed the Bank of its non-objection to the Bank’s Executive Incentive Plan (“EIP”).

On April 14, 2025, the Bank’s Board of Directors amended the EIP. The revised EIP removed the Diversity, Equity and Inclusion Bank-wide Goal (10 percent total weight) and increased the weight assigned to the Financial Performance Bank-wide Goal from 20 percent to 30 percent. On May 12, 2025, the FHFA informed the Bank of its non-objection to the Bank’s revised EIP.

Under the revised EIP, incentive award opportunities for Bank-wide performance goals are based upon established “threshold,” “target” and “maximum” award levels. Eligible employees are assigned an incentive compensation award opportunity expressed as a percentage of the employee’s base salary. The Bank-wide Goals are based on certain measures of success aligned with the Bank’s Strategic Business Plan, and are as follows:

•Improve Advance Penetration (15% total weight) measured by the dollar amount of advance usage relative to each member’s total assets in the Bank’s district;

•Core Product Utilization (15% total weight) measured by utilization of core products by all Bank members;

•Affordable Housing and Community Development Mission (30% total weight) measured by the sum of member participation in the Bank’s core and discretionary housing mission products;

•Financial Performance (30% total weight) measured by the Spread Between Adjusted Return on Capital Stock and the Average Secured Overnight Financing Rate; and

•Operational Continuous Improvement (10% total weight) measured by the implementation of key systems and operational initiatives.

The above description of the revised EIP is qualified in its entirety by reference to the complete text of the EIP, which is included as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 10.1    Federal Home Loan Bank of Des Moines Executive Incentive Plan

Exhibit Number 104    Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

May 16, 2025	By:	/s/ Robert W. Dixon

Name: Robert W. Dixon
Title: Chief Legal and Compliance Officer

Exhibit Index

Exhibit No.	Description

10.1	Federal Home Loan Bank of Des Moines Executive Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)